EXHIBIT 99.1
NEWS RELEASE

LivaNova Acquires Caisson Interventional, LLC
London, May 2, 2017 – LivaNova PLC (NASDAQ:LIVN) (“LivaNova” or the “Company”), a market-leading medical technology company, today announced it has acquired the remaining outstanding interests in Caisson Interventional, LLC (“Caisson”), in support of LivaNova’s strategic growth initiatives. Based in Maple Grove, Minn., Caisson is a privately held clinical-stage medical device company focused on the design, development and clinical evaluation of a novel transcatheter mitral valve replacement (TMVR) implant with a fully transvenous delivery system.
“We recognized the potential of the talented Caisson team and its technology several years ago. This team will now be the cornerstone for our planned entry into the TMVR space, which has the potential to be an important growth platform for us in the future,” said LivaNova’s CEO Damien McDonald. “We intend to invest in the clinical studies, regulatory approvals, product enhancements and other steps needed to launch this mitral valve replacement system commercially. We expect it will become a strategic complement to our heart valve portfolio for heart team physicians, allowing us to offer patients the most advanced, minimally invasive mitral valve replacement option.”
Caisson’s device is unique, being the only TMVR product designed solely for trans-septal approach and delivered through a single venous access. The system is also designed for the implant to be fully retrieved following functional evaluation, but prior to final release – a safety feature important to physicians.
“We created this percutaneous mitral valve replacement implant, procedure and delivery system to offer a significant new therapy to patients with severe mitral regurgitation,” said Caisson COO and Co-founder Todd Mortier.
Caisson initiated its clinical trials through the U.S. FDA Early Feasibility Study program, and will add clinical sites in Europe and Canada.
“We look forward to joining LivaNova to combine our efforts in bringing a superior technology to market,” added Caisson CEO and Co-founder C.J. Schweich, Jr., M.D.

LivaNova has been an investor in Caisson since 2012 and has agreed to pay up to $72 million, net of $6 million of debt forgiveness, to acquire the remaining 51 percent of the company. The first payment of $18 million will be made at closing with the balance paid on a schedule driven primarily by regulatory approvals and sales earn outs. As a result of the acquisition, LivaNova expects to recognize a pre-tax non-cash gain during the second quarter on the $15 million book value of its existing investment in Caisson. The acquisition will be dilutive to earnings for several years, but LivaNova fully anticipates this transaction will meet all long-term financial metrics and internal standards. 2017 guidance will be updated to include the estimated impact of the acquisition during LivaNova’s first quarter earnings call tomorrow morning.
The Caisson TMVR system is not approved for sale in any country.

About LivaNova
LivaNova PLC is a global medical technology company built on nearly five decades of experience and a relentless commitment to improve the lives of patients around the world. LivaNova’s advanced technologies and breakthrough treatments provide meaningful solutions for the benefit of patients, healthcare professionals and healthcare systems. Headquartered in London and with a presence in more than 100 countries worldwide, the company employs more than 4,500 employees. LivaNova operates as three business franchises: Cardiac Surgery, Neuromodulation and Cardiac Rhythm Management, with operating headquarters in Mirandola (Italy), Houston (U.S.A.) and Clamart (France), respectively.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company’s future plans, strategies and expectations. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, "may," “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” "believe," "will," "expect," "anticipate," "estimate," "plan," "intend," "forecast," or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements contained in this press release are based on information presently available to LivaNova and assumptions that the Company believes to be reasonable, but are inherently uncertain. As a result, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning entry into the TMVR space, developing Caisson as an important growth platform, investing in the clinical studies, regulatory approvals, product enhancements and other steps needed to launch this mitral valve replacement system commercially, developing Caisson as a strategic addition to the Company’s heart valve portfolio, offering patients the most advanced, minimally invasive mitral valve replacement option, offering a significant new therapy to patients with severe mitral regurgitation, adding clinical study sites for Caisson’s TMVR device in Europe and Canada, bringing a superior technology to market, recognizing a pre-tax non-cash gain during the second quarter on the $15 million book value of its existing investment in Caisson, and anticipating that this transaction will meet all long-term financial metrics and internal standards. Important factors that may cause actual results to differ include, but are not limited to: (i) risks that the legacy businesses of Cyberonics, Inc. and Sorin S.p.A. (together, the “combined companies”) will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; (ii) the inability of LivaNova to meet expectations regarding the timing, completion and accounting of tax treatments; (iii) risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; (iv) organizational and governance structure; (v) reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; (vi) unanticipated changes relating to competitive factors in the industries in which LivaNova operates; (vii) the ability to hire and retain key personnel; (viii) the ability to attract new customers and retain existing customers in the manner anticipated; (ix) the reliance on and integration of information technology systems; (x) changes in legislation or governmental regulations affecting LivaNova; (xi) international, national or local economic, social or political conditions that could adversely affect

LivaNova, its partners or its customers; (xii) conditions in the credit markets; (xiii) business and other financial risks inherent to the industries in which LivaNova operates; (xiv) risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; (xv) LivaNova’s international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; (xvi) and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-4 and other documents filed from time to time with the United States Securities and Exchange Commission by LivaNova. LivaNova does not give any assurance (1) that LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.
All information in this press release is as of the date of its release. The Company does not undertake or assume any obligation to update publicly any of the forward-looking statements in this press release to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release.

For more information, please visit www.livanova.com.

LivaNova PLC Investor Relations and Media
Karen King, +1 (281) 228-7262
Vice President, Investor Relations & Corporate Communications

Deanna Wilke, +1 (281) 727-2764
Corporate External Communications Manager
Corporate.Communications@livanova.com

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